UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 10, 2020

PTC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;               Compensatory Arrangements of Certain Officers.

Appointment of New Chief Operating Officer

On November 10, 2020, PTC announced the appointment of Troy K. Richardson as PTC’s Executive Vice President, Chief Operating Officer effective November 16, 2020.

Troy Richardson, age 58, currently serves as the Senior Vice President, Head of Global Sales for DXC Technology, a $20 Billion leading IT services company, and has done so since July 2019.  Previously, he served as the Senior Vice President, General Manager, Enterprise and Cloud Applications for DXC from April 2017 through July 2019.  Mr. Richardson was the General Manager, Global Sales Leader for CSC, an information and technology services company, from December 2015 through April 2017, and the Senior Vice President, Strategic Alliances for Oracle Corporation from May 2014 through December 2015.  Before that, Mr. Richardson held management positions at SAP, Hewlett-Packard, Novell, NCR and IBM.  Mr. Richardson holds an MBA from the Northwestern University – Kellogg School of Management and a BBA in Business Administration from Eastern Illinois University.

Mr. Richardson will be paid a base salary of $625,000 per year and he will be eligible to earn a performance-based bonus of up to $703,125 under PTC’s FY21 Corporate Incentive Plan.  Mr. Richardson will be granted restricted stock units with a value of $2,600,000 on his start date, which will vest in three substantially equal installments on each of November 15, 2021, November 15, 2022 and November 15, 2023, and will receive a sign-on cash bonus of $500,000, which amount is recoverable by PTC if he voluntarily resigns within one year.  The Company will also pay or reimburse Mr. Richardson’s eligible expenses and temporary living costs associated with his relocation from Georgia to Massachusetts under the Company’s standard U.S. Domestic Permanent Relocation Policy up to a maximum of $250,000.

Mr. Richardson is also eligible to enter into an Executive Agreement with PTC that provides certain compensation and benefits if his employment is terminated under specified circumstances or if a change in control of PTC occurs, all on the same terms provided for PTC’s non-CEO executive officers generally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

	By:	/s/Catherine Gorecki
Catherine Gorecki
Senior Vice President, Corporate & Securities Counsel
Date: November 10, 2020